UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2026

Trafalgar International, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	000-56027	30-0842570
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

200 South Biscayne Blvd Fl 20, Miami, FL	33131
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +52 1 55 6449 4966

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 12, 2026, the Board of Directors of Trafalgar International, Inc. (the “Company”) approved the Amended and Restated Articles of Incorporation of the Company (the “Restated Articles”), substantially in the form attached hereto as Exhibit 3.1,. The Restated Articles comprehensively amend and restate the Company’s existing Articles of Incorporation, including modifications to its authorized capital stock and the rights, preferences, privileges and limitations of its Series A Preferred Stock and Series B Preferred Stock. The Restated Articles will become effective upon filing with the Florida Department of State. The foregoing description is qualified in its entirety by reference to the Restated Articles attached as Exhibit 3.1 and incorporated herein by reference.

Copies of the Amended and Restated Articles are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events

On October 12, 2026, the Board of Directors of the Company authorized the preparation and filing of a Preliminary Information Statement on Schedule 14C with the Securities and Exchange Commission (the “SEC”) in connection with the proposed adoption of the Company’s Amended and Restated Articles of Incorporation, as described in Item 5.03 of this Current Report on Form 8-K. The Information Statement will provide notice to the Company’s shareholders of the corporate actions approved by the requisite shareholders through written consent in lieu of a meeting, including the amendment and restatement of the Company’s Articles of Incorporation and the modification of the rights, preferences and privileges of its Series A Preferred Stock and Series B Preferred Stock. The Company intends to file the Preliminary Information Statement with the SEC and distribute a Definitive Information Statement to its shareholders in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. The Amended and Restated Articles of Incorporation will become effective upon filing with the Florida Department of State.

No shareholder meeting will be held in connection with these actions, and the Company is not soliciting proxies.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

3.1	Amended and Restated Articles of Incorporation of Trafalgar International, Inc. dated October 12, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trafalgar International, Inc.

Date: October 13, 2026	By:	/s/ Carlos Septién Michel
Carlos Septién Michel
Chief Executive Officer